                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1997


                        THERMADYNE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                       0-23378                74-2482571
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


          101 SOUTH HANLEY ROAD                                   63105
           ST. LOUIS, MISSOURI                                  (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (314) 721-5573

                                ---------------




                   Number of sequentially numbered pages 81

                        Exhibit index appears on page 5


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         The Company's press release dated October 1, 1997 and filed herewith as Exhibit 99.1 is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits.

        2.1 - Stock Purchase Agreement, dated July 11, 1997, by and among DS Group Limited, Thermadyne Holdings Corporation and Deloro Stellite Holdings Corporation.

        2.2 - First Amendment to Stock Purchase Agreement, dated August 1, 1997, by and among DS Group Limited, Thermadyne Holdings Corporation and Deloro Stellite Holdings Corporation.

        2.3 - Second Amendment to Stock Purchase Agreement, dated August 15, 1997, by and among DS Group Limited, Thermadyne Holdings Corporation and Deloro Stellite Holdings Corporation.

        2.4 - Third Amendment to Stock Purchase Agreement, dated August 29, 1997, by and among DS Group Limited, Thermadyne Holdings Corporation and Deloro Stellite Holdings Corporation.

        99.1 - Press Release dated October 1, 1997.






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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THERMADYNE HOLDINGS CORPORATION

Date:    October 8, 1997                By: /s/ JAMES H. TATE
                                            -----------------------------------
                                            James H. Tate
                                            Senior Vice President and
                                              Chief Financial Officer



                                       3



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         The registrant hereby agrees to supplementally furnish to the
Securities and Exchange Commission, upon request, copies of any omitted schedule to the Stock Purchase Agreement, dated July 11, 1997, by and among DS Group Limited, Thermadyne Holdings Corporation and Deloro Stellite Holdings Corporation, as amended.

                                        THERMADYNE HOLDINGS CORPORATION


Date:    October 8, 1997                By: /s/ JAMES H. TATE
                                            -----------------------------------
                                            James H. Tate
                                            Senior Vice President and
                                              Chief Financial Officer


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                            DESCRIPTION                              PAGE
-------                           -----------                              ----
 2.1  -   Stock Purchase Agreement, dated July 11, 1997, by and among DS
          Group Limited, Thermadyne Holdings Corporation and Deloro
          Stellite Holdings Corporation.

 2.2  -   First Amendment to Stock Purchase Agreement, dated August 1,
          1997, by and among DS Group Limited, Thermadyne Holdings
          Corporation and Deloro Stellite Holdings Corporation.

 2.3  -   Second Amendment to Stock Purchase Agreement, dated August 15,
          1997, by and among DS Group Limited, Thermadyne Holdings
          Corporation and Deloro Stellite Holdings Corporation.

 2.4  -   Third Amendment to Stock Purchase Agreement, dated August 29,
          1997, by and among DS Group Limited, Thermadyne Holdings
          Corporation and Deloro Stellite Holdings Corporation.

 99.1 -   Press Release dated October 1, 1997.